Derivatives and Financial Instruments (Tables)	12 Months Ended
Dec. 31, 2012
Recorded Amounts and Estimated Fair Values of Long-term Debt and Derivative Financial Instruments
The recorded amounts and estimated fair values of total debt at December 31, excluding the effects of derivative financial instruments, were as follows:

	2012		2011
In thousands	Recorded Amount	Fair Value	Recorded Amount	Fair Value
Variable rate debt	$427,706	$427,706	$406,978	$406,978
Fixed rate debt	2,029,669	2,081,264	902,109	954,053
Total debt	$2,457,375	$2,508,970	$1,309,087	$1,361,031

Financial Assets and Liabilities Measured at Fair Value on Recurring Basis
Financial assets and liabilities measured at fair value on a recurring basis were as follows:

Recurring fair value measurements	December 31, 2012
In thousands	Level 1	Level 2	Level 3	Total
Foreign currency contract assets	$—	$2,924	$—	$2,924
Foreign currency contract liabilities	—	(551)	—	(551)
Deferred compensation plan assets (1)	22,394	—	—	22,394
Total recurring fair value measurements	$22,394	$2,373	$—	$24,767
Nonrecurring fair value measurements
Trade name intangibles (2)	$—	$—	$63,700	$63,700

Recurring fair value measurements	December 31, 2011
In thousands	Level 1	Level 2	Level 3	Total
Foreign currency contract assets	$—	$242	$—	$242
Foreign currency contract liabilities	—	(341)	—	(341)
Interest rate swap liabilities	—	(8,034)	—	(8,034)
Deferred compensation plan assets (1)	22,987	—	—	22,987
Total recurring fair value measurements	$22,987	$(8,133)	$—	$14,854
Nonrecurring fair value measurements
Goodwill (3)	$—	$—	$242,800	$242,800

(1)
Deferred compensation plan assets include mutual funds and cash equivalents for payment of certain non-qualified benefits for retired, terminated and active employees. The fair value of these assets was based on quoted market prices in active markets.

(2)
In the fourth quarter of 2012, we completed our annual intangible assets impairment review. As a result, we recorded a pre-tax non-cash impairment charge of $60.7 million for trade names intangibles. The fair value of trade names is measured using the relief-from-royalty method. This method assumes the trade name has value to the extent that the owner is relieved of the obligation to pay royalties for the benefits received from them. This method requires us to estimate the future revenue for the related brands, the appropriate royalty rate and the weighted average cost of capital.

(3)
In the fourth quarter of 2011, we completed our annual goodwill impairment review. As a result, we recorded a pre-tax non-cash impairment charge of $200.5 million in a reporting unit part of Water & Fluid Solutions. The fair value of each reporting unit is determined using a discounted cash flow analysis and market approach. Projecting discounted future cash flows requires us to make significant estimates regarding future revenues and expenses, projected capital expenditures, changes in working capital and the appropriate discount rate. Use of the market approach consists of comparisons to comparable publicly-traded companies that are similar in size and industry. Actual results may differ from those used in our valuations. The implied fair value of goodwill is determined by allocating the fair value of the reporting unit in a manner similar to a purchase price allocation.